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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of report: April 9, 1999      Commission File No. 001-13653
(Date of earliest event reported)


                         AMERICAN FINANCIAL GROUP, INC.




Incorporated under                                IRS Employer
the laws of Ohio                                  Identification No. 31-1544320



                             One East Fourth Street
                             Cincinnati, Ohio 45202
                              Phone: (513) 579-2121



         Former name or former address, if changed since last report - not applicable.





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                         AMERICAN FINANCIAL GROUP, INC.

                                    FORM 8-K

Item 5. OTHER EVENTS.

         On April 9, 1999, American Financial Group, Inc., an Ohio corporation (the "Company"), entered into an Underwriting Agreement relating to the sale of $350,000,000 aggregate principal amount of its 7-1/8% Senior Debentures due 2009 (the "Securities") under a registration statement on Form S-3 (No. 333-21995), as amended.

         This Current Report on Form 8-K is being filed for the purpose of filing as exhibits the Underwriting Agreement, the Designation of Terms of the Securities and the opinion of Keating, Muething & Klekamp, P.L.L.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

         (a)      Not Applicable
         (b)      Not Applicable
         (c)      Exhibits

                  (1) Underwriting Agreement for 7-1/8% Senior Debentures due 2009.
                  (4) Resolutions of the Company Designating the Terms of 7-1/8% Senior Debentures Due 2009.
                  (5)      Opinion of Keating, Muething & Klekamp, P.L.L.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                         AMERICAN FINANCIAL GROUP, INC.



April 13, 1999                          By: /s/James C. Kennedy
                                           ------------------------------------
                                              James C. Kennedy
                                              Vice President, Deputy General
                                              Counsel & Secretary